UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 9, 2019
(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
Chicago Stock Exchange
1.375% Notes due 2019	IBM 19B	New York Stock Exchange
2.750% Notes due 2020	IBM 20B	New York Stock Exchange
1.875% Notes due 2020	IBM 20A	New York Stock Exchange
0.500% Notes due 2021	IBM 21B	New York Stock Exchange
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.25% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
8.375% Debentures due 2019	IBM 19	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On July 9, 2019, International Business Machines Corporation (“IBM”) completed the acquisition of Red Hat, Inc., a Delaware corporation (“Red Hat”) pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of October 28, 2018 (the “Merger Agreement”), among IBM, Red Hat and Socrates Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of IBM (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Red Hat (the “Merger”), with Red Hat surviving the Merger and becoming a wholly owned subsidiary of IBM.
IBM funded the acquisition and transactions relating thereto with cash on hand. As previously disclosed, IBM issued debt in 2019. IBM acquired all of the issued and outstanding common shares of Red Hat for $190.00 per share in cash, representing a total equity value of approximately $34 billion.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The description contained under the Introductory Note above is hereby incorporated by reference in its entirety into this Item 2.01.
The description of the effects of the Merger Agreement and the transactions contemplated by the Merger Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to IBM’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 29, 2018 and which is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On July 9, 2019, IBM and Red Hat issued a joint press release announcing the completion of the acquisition of Red Hat. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, is hereby furnished pursuant to this Item 7.01.
Exhibit 99.2 contains additional information about the acquisition of Red Hat that IBM has posted on its Investor Relations website (www.ibm.com/investor/).
The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 8.01 Other Events.
In connection with the consummation of the Merger, Red Hat and U.S. Bank National Association (the “Convertible Notes Trustee”) entered into a Supplemental Indenture (the “Supplemental Indenture”), dated as of July 9, 2019, which supplements the Indenture, dated as of October 7, 2014 (as supplemented by the Supplemental Indenture, the “Indenture”), by and between Red Hat and the Convertible Notes Trustee, governing Red Hat’s 0.25% Convertible Senior Notes due 2019 (the “Convertible Notes”), of which approximately $186.9 million aggregate principal amount was outstanding on July 8, 2019. The Supplemental Indenture provides that, from and after the effective time of the Merger, the right to convert each $1,000 principal amount of the Convertible Notes will be changed into a right to convert such principal amount of the Convertible Notes into $190.00 in cash in respect of each share of Red Hat common stock into which the Convertible Notes would otherwise be convertible.
The consummation of the Merger constitutes a Fundamental Change and a Make-Whole Fundamental Change (each as defined in the Indenture) under the Indenture and the effective date of such Fundamental Change and such Make-Whole Fundamental Change is July 9, 2019. Following the Merger, each holder of the Convertible Notes has the right to (i) convert its Convertible Notes into $190.00 in cash in respect of each share of Red Hat common stock into which the Convertible Notes would have otherwise been convertible, or (ii) require that Red Hat repurchase such holder’s Convertible Notes for cash at a repurchase price equal the principal amount of such Convertible Notes plus accrued and unpaid interest thereon to, but excluding, the repurchase date. The Convertible Notes will mature on October 1, 2019.
Red Hat intends to provide notice to the Convertible Notes Trustee within three business days of its intent to effect the repurchase of the Convertible Notes in accordance with the terms of the Indenture.
Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K and its exhibits may be characterized as forward-looking under the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially. Additional information concerning these factors is contained in IBM’s filings with the SEC. Copies are available from the SEC or from the IBM web site (www.ibm.com).

Statements in this communication regarding IBM and Red Hat that are forward-looking may include the anticipated benefits of the transaction, the impact of the transaction on IBM’s business, the aggregate amount of indebtedness of IBM following the closing of the transaction, IBM’s expectations regarding debt repayment and its debt to capital ratio following the closing of the transaction, IBM’s share repurchase programs and ability and intent to declare future dividend payments, the synergies from the transaction, the combined company’s future operating results, and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of IBM and Red Hat (as the case may be), as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of each company’s and each company’s management’s control. In particular, projected financial information for the combined businesses of IBM and Red Hat is based on estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of IBM and Red Hat.

Important risk factors related to the transaction could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the ability to achieve the synergies and value creation contemplated; IBM’s ability to promptly and effectively integrate Red Hat’s businesses; the risk that revenues following the transaction may be lower than expected; the risk that operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, and suppliers) may be greater than expected; the assumption of unexpected risks and liabilities; the outcome of any legal proceedings that may be instituted related to the Merger Agreement or the transaction; and the other factors discussed in “Risk Factors” in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent filings with the SEC, which are available at http://www.sec.gov. IBM assumes no obligation to update the information in the communication, except as otherwise required by law. Accordingly, you should not place undue reliance on these forward looking statements.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
Financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (this “Report”) no later than 71 days following the date that this Report is required to be filed.
(b) Pro Forma Financial Information
Pro forma financial information will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.
(d) Exhibits
Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of October 28, 2018, among Red Hat, Inc., International Business Machines Corporation and Socrates Acquisition Corp. (incorporated by reference to Exhibit 2.1 to IBM’s Current Report on Form 8-K filed with the SEC on October 29, 2018).

99.1	Press release of IBM and Red Hat announcing completion of the Merger, dated July 9, 2019.

99.2	Investor Relations Portal Article, dated July 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 9, 2019

	By:	/s/ Robert F. Del Bene
Robert F. Del Bene
Vice President and Controller